SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2015

IFAN FINANCIAL, INC.

(Exact name of Company as specified in its charter)

Nevada	333-178788	33-1222494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
5694 Mission Center Road, Suite 602-660, San Diego, CA, 92108-4312
(Address of principal executive offices)
Phone: (619) 537-9998
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

.[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 5, 2015, IFAN Financial, Inc. (the “Company”), has received approval from TAB Bank (“TAB”) for the Company’s prepaid card program. As a result of TAB’s approval of our prepaid card program, all funds that are placed in our prepaid cards will be Federal Deposit Insurance Corporation, or FDIC insured.  This approval will allow the Company to broaden its product and services base into the prepaid card industry and to further the development of the Company’s line of electronic payment products and services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFAN FINANCIAL, INC. Date: August 7, 2015 By: /s/ J. Christopher Mizer J. Christopher Mizer President & CEO